Exhibit 99.1

GIGCAPITAL4 AND BIGBEAR.AI ANNOUNCE SHAREHOLDER APPROVAL OF

BUSINESS COMBINATION

Expected Closing Date of December 7, 2021

Combined Company Expected to Begin Trading on NYSE Under Ticker Symbols “BBAI” and “BBAI.WS,” Respectively, on December 8, 2021

PALO ALTO, Calif. & COLUMBIA, Md. – December 3, 2021 – GigCapital4, Inc. (“GigCapital4”; Nasdaq: GIGGU, GIG, GIGGW), a private-to-public equity (PPE)TM entity also known as a special purpose acquisition company (“SPAC”), and BigBear.ai (“the Company”), a leading provider of artificial intelligence (“AI”), machine learning, cloud-based big data analytics, and cyber engineering solutions, today announced that at the Special Meeting of GigCapital4’s stockholders (the “Special Meeting”) held today, GigCapital4’s shareholders voted to approve the previously announced proposed business combination between GigCapital4 and BigBear.ai, as well as all other proposals related to the Business Combination.

GigCapital4 plans to file the results of the Special Meeting, as tabulated by an independent inspector of elections, on Form 8-K with the Securities and Exchange Commission today.

Based on today’s shareholder approval and subject to the satisfaction or waiver of certain other closing conditions as described in GigCapital4’s definitive proxy statement/prospectus, the Business Combination is expected to be consummated on or about December 7, 2021. Following the consummation of the Business Combination, the combined company will operate as BigBear.ai Holdings, Inc. and its shares of common stock and warrants are expected to trade on the New York Stock Exchange beginning on December 8, 2021 under the symbols “BBAI” and “BBAI.WS,” respectively.

About BigBear.ai

A leader in decision dominance for more than 20 years, BigBear.ai operationalizes artificial intelligence and machine learning at scale through its end-to-end data analytics platform. The company uses its proprietary AI/ML technology to support its customers’ decision-making processes and deliver practical solutions that work in complex, realistic, and imperfect data environments. In addition, BigBear.ai’s composable AI-powered platform solutions work together as often as they stand alone: Observe (data ingestion and conflation), Orient (composable machine learning at scale), and Dominate (visual anticipatory intelligence and optimization).

BigBear.ai’s customers, which include the U.S. Intelligence Community, Department of Defense, the U.S. Federal Government, as well as customers in the commercial sector, rely on BigBear.ai’s high-value software products and technology to analyze information, identify and manage risk, and support mission-critical decision making. Headquartered in Columbia, Maryland, BigBear.ai has additional locations in Virginia, Massachusetts, Michigan, and California. For more information, please visit: http://bigbear.ai/ and follow BigBear.ai on Twitter: @BigBearai.

About GigCapital4

GigCapital4, Inc. is a Private-to-Public Equity (PPE)™ company, also known as a blank check company or special purpose acquisition company (SPAC), focusing on the technology, media and telecommunications (TMT) and sustainable industries. It was sponsored by GigAcquisitions4, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses.

“Private-to-Public Equity (PPE)” is a trademark of GigFounders, LLC, an affiliate GigCapital4, and is used pursuant to agreement.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the business combination between GigCapital4 and the Company and the closing of those transactions, and statements regarding our management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including possible business combinations, revenue growth and financial performance, product expansion and services. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on our current expectations and beliefs made by the management of GigCapital4 and the Company in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on the Company and GigCapital4 as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company or GigCapital4 will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including regulatory approvals, the ability of the post-combination company to meet the NYSE listing standards, product and service acceptance, and that the Company will have sufficient capital to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigCapital4’s filings with the SEC, and in GigCapital4’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to GigCapital4 and the Company as of the date hereof, and GigCapital4 and the Company assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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CONTACTS:

Contacts

For BigBear.ai:

Reevemark

Paul Caminiti/Delia Cannan/Pam Greene

212-433-4600

bigbear.ai@reevemark.com

For GigCapital4:

ICR

Brian Ruby

Brian.ruby@icrinc.com

For AE Industrial Partners:

Lambert & Co.

Jennifer Hurson

845-507-0571

jhurson@lambert.com

Caroline Luz

203-656-2829

cluz@lambert.com